UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2018 (June 27, 2018)

MIRAGEN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Rd. Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-5952

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 27, 2018, Miragen Therapeutics, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”), for the following purposes:

•	to elect eight nominees for director, each to serve until the next Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal; and

•	to ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018.

Of the 30,192,373 shares outstanding as of the record date, 26,305,917 shares, or 87.1%, were present or represented by proxy at the 2018 Annual Meeting. At the 2018 Annual Meeting, each of William S. Marshall, Ph.D., Bruce L. Booth, Ph.D., Thomas E. Hughes, Ph.D., Kevin Koch, Ph.D., Joseph L. Turner, Arlene M. Morris, Jeffrey S. Hatfield and Christopher J. Bowden, M.D. was re-elected as a director of the Company. The stockholders of the Company ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018. The final voting results on each of the matters submitted to a vote of stockholders at the 2018 Annual Meeting were as follows:

		For	Withheld	Broker Non-Votes
1.	Election of Directors
	William S. Marshall, Ph.D.	16,959,140	52,670	9,294,107
	Bruce L. Booth, DPhil	16,870,071	141,739	9,294,107
	Thomas E. Hughes, Ph.D.	15,777,135	1,234,675	9,294,107
	Kevin Koch, Ph.D.	15,779,157	1,232,653	9,294,107
	Joseph L. Turner	15,810,442	1,201,368	9,294,107
	Arlene M. Morris	15,845,536	1,166,274	9,294,107
	Jeffrey S. Hatfield	15,669,184	1,342,626	9,294,107
	Christopher J. Bowden, M.D.	16,922,309	89,501	9,294,107

		For	Against	Abstentions	Broker Non-Votes
2.	Ratification of KPMG LLP as independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018	25,515,605	771,122	19,190	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miragen Therapeutics, Inc.

Dated: June 28, 2018	By:	/s/ Jason A. Leverone
Jason A. Leverone
Chief Financial Officer, Treasurer and Secretary